UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 11, 2008
SPARTA, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-21682	63-0775889

(Commission File Number)	(I.R.S. Employer Identification No.)

25531 Commercentre Drive, Suite 120, Lake Forest, CA	92630-8873

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 768-8161
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 11, 2008 the Board of Directors (the “Board”) of SPARTA, Inc., a Delaware corporation (the “Company”) approved Amendments No. 1 (the “Amendments”) to each of the 1997 Stock Plan of SPARTA, Inc. and the 2007 Stock Plan of SPARTA, Inc. (collectively, the “Stock Plans”). Each of the Amendments revised the corresponding Stock Plan as contemplated by and in order to effectuate the terms of the Agreement and Plan of Merger dated as of January 15, 2008 (the “Merger Agreement,” and the merger contemplated therein, the “Merger”) by and among the Company, Cobham Holdings Inc., a Delaware corporation (“Cobham”) and Rocob Acquisition Inc., a Delaware corporation and wholly-owned subsidiary of Cobham (“Merger Sub”). Additionally, the Board approved Amendment No. 1 to the SPARTA, Inc. Stock Compensation Plan (the “Stock Compensation Plan”), which amendment revised the Stock Compensation Plan to provide for cash distributions and for the crediting of participant accounts with interest earned, in each case from and after the effective time of the Merger. The description of each of the Amendments and the amendment to the Stock Compensation Plan do not purport to be complete and are qualified in their entirety by reference to the actual amendments, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.
Item 8.01. Other Events.
On April 11, 2008, the Company held a Special Meeting of its Stockholders. At this meeting, the Company’s stockholders approved a proposal to adopt the Merger Agreement, pursuant to which Merger Sub will be merged with and into the Company, and the Company will continue as the surviving corporation and a wholly-owned subsidiary of Cobham. The Merger remains subject to the satisfaction of certain conditions, including, but not limited to the receipt of certain governmental approvals. Additionally, the Company’s stockholders approved a proposal to postpone or adjourn the special meeting, if necessary or appropriate, to solicit additional proxies. The Merger Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2008.
The results of the voting for each proposal were as follows: (i) approval of the Merger Agreement (4,253,167 votes in favor, comprising 86.69% of the outstanding shares entitled to vote; 339,442 votes against or withheld, comprising 6.92% of the outstanding shares entitled to vote; and 195,925 abstentions comprising 3.99% of the outstanding shares entitled to vote); and (ii) approval of postponement or adjournment, if necessary (4,423,029 votes in favor, comprising 90.15% of the outstanding shares entitled to vote; 301,795 votes against or withheld, comprising 6.15% of the outstanding shares entitled to vote; and 63,790 abstentions comprising, 1.30% of the outstanding shares entitled to vote).
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed as part of this report.

Exhibit	Description
10.1	Amendment No. 1 to 1997 Stock Plan of SPARTA, Inc. and 2007 Stock Plan of SPARTA, Inc.

10.2	Amendment No. 1 to SPARTA, Inc. Stock Compensation Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTA, Inc.

/s/ David E. Schreiman

By:	David E. Schreiman Vice President and Chief Financial Officer

Dated:	April 15, 2008

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment No. 1 to 1997 Stock Plan of SPARTA, Inc. and 2007 Stock Plan of SPARTA, Inc.

10.2	Amendment No. 1 to SPARTA, Inc. Stock Compensation Plan